COMMON STOCK             [IMAGE OF EAGLE APPEARS HERE]          COMMON STOCK
[STAMP OF NUMBER                                            [STAMP OF SHARES
 APPEARS HERE]                                                APPEARS HERE]

                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                                                              CUSIP 840486 10 2

          INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

                      SOUTH STREET FINANCIAL CORPORATION
                               ALBEMARLE, N.C.

THIS IS TO CERTIFY THAT





IS THE OWNER OF

   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF
                      SOUTH STREET FINANCIAL CORPORATION
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. The security evidenced by this Certificate is not a deposit account or savings account and is not federally insured or guaranteed. This Certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.
Dated:

                                 [SEAL OF SOUTH
                                  STREET FINANCIAL
        [SIGNATURE OF             CORP. APPEARS         [SIGNATURE OF
         R. RONALD SWANNER        HERE]                  CARL M. HILL
         APPEARS HERE]                                   APPEARS HERE]

          SECRETARY                       PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                +++++++++++++++++++++++++++++++++++++++++++++
                                + COUNTERSIGNED AND REGISTERED:             +
                                +                                           +
                                +              TRANSFER AGENT AND REGISTRAR +
                                + BY                                        +
                                +                                           +
                                +                      AUTHORIZED SIGNATURE +
                                +++++++++++++++++++++++++++++++++++++++++++++

                      SOUTH STREET FINANCIAL CORPORATION

    The Corporation will furnish to any shareholder upon request and without charge a copy of the Articles of Incorporation and Bylaws of the Corporation, which set forth certain other provisions with respect to acquisition of shares of the Corporation, as well as a description of the Corporation's authorized common and preferred stock and other provisions affecting stockholder rights and corporate governance.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common    UNIF GIFT MIN ACT-       Custodian
                                                        -------         -------
    TEN ENT - as tenants by the                         (Cust)          (Minor)
              entireties                        under Uniform Gifts to Minors
    JT TEN  - as joint tenants with               Act
              right of survivorship                   --------------------------
              and not as tenants in                           (State)
              common

    Additional abbreviations may also be used though not in the above list.

    For value received,___________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[_____________________________________]

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with the full power of substitution in the premises.

Dated________________________




                         _____________________________________________________
                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                         WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                         ------------------------------------------------------
SIGNATURE(S) GUARANTEED: THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17.Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


- --------------------------------------------
AMERICAN BANK NOTE COMPANY  JULY 15, 1996 fm
3504 ATLANTIC AVENUE
SUITE 12                 045223bk
LONG BEACH, CA 90807
(310) 989-2333
(FAX) (310) 426-7450
- ---------------------------------------------

[STAMP OF NUMBER 01      Home Savings Bank                [STAMP OF SHARES
 APPEARS HERE]        of Albemarle, Inc., SSB                 1,000
                     Albemarle, North Carolina              APPEARS HERE]

                [STAMP OF COMMON STOCK APPEARS HERE]

        The security evidenced by this Certificate is not a deposit acount or savings account and it is not federally insured or guaranteed.

     This Certifies that       South Street Financial Corporation      is the
                        -----------------------------------------------
     registered holder of      One Thousand (1,000)                   shares
                         ---------------------------------------------

     transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

        In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed
                this___________day        of______________A.D. 19___


     -----------------------------        ------------------------------
              Secretary                              President

The Corpoation will furnish to any stockholder upon request and without a charge a copy of the Charter and Bylaws of the Corporation, which set forth certain other provisions with respect to acquisition of shares of the Corporation, as well as a description of the Corporation's authorized common and preferred stock and other provisions affecting stockholder rights and corporate governance.



      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full acording to applicable laws or regulations.

   TEN COM -as tenants in common    UNIF GIFT MIN ACT-      Custodian
                                                      ------         -------
   TEN ENT -as tenants by the entireties              (Cust)         (Minors)
                                               under Uniform Gifts to Minors
   JT      -as joint tenants with the
            right of survivorship and          Act
            not as tenants in common               ------------------
                                                        (State)

           Additional abbreviations may also be used though not in the above list.

    For value received,             hereby sell , assign and transfer unto
                       -------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUBER OF ASSIGNEE
- ----------------------------------------]--------------------------------------

- -------------------------------------------------------------------------------
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
- -------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- ----------------------------------------------------------------------Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within-named Corpora-tion with full power of substitution in the premises.
Dated,
      ------------------------
                                        ---------------------------------------

          In presence of

- --------------------------------